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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 15, 1997
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                        COMMERCIAL FEDERAL CORPORATION
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            (Exact name of registrant as specified in its charter)


     NEBRASKA                        1-11515                  47-0658852
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(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)            File Number)         Identification Number)

2120 SOUTH 72nd STREET, OMAHA, NEBRASKA       68124
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(Address of principal executive offices)    (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
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                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)





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                        COMMERCIAL FEDERAL CORPORATION
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                                   FORM 8-K
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                                CURRENT REPORT
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Item 5.  Other Events:
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On December 15, 1997, Commercial Federal Corporation ("Commercial Federal")
entered into a Reorganization and Merger Agreement (the "Agreement") with Perpetual Midwest Financial, Inc. ("Perpetual"), parent company of Perpetual Savings Bank, FSB. Under the terms of the Agreement, Commercial Federal will acquire in a tax-free reorganization all 1,872,925 of the outstanding shares of Perpetual's common stock. Each of the shares of Perpetual's common stock will be exchanged for .8636 shares of common stock of Commercial Federal. Based on Commercial Federal's closing stock price on December 15, 1997, the transaction has an aggregate value of approximately $57.4 million, or $30.66 per share.

Commercial Federal also announced that it had entered into a stock option agreement with Perpetual under which Commercial Federal has been granted an option to purchase 9.9% of Perpetual's outstanding shares of common stock under certain circumstances provided in such agreement.

Perpetual, headquartered in Cedar Rapids, Iowa, operates five branches located in Iowa. At September 30, 1997, Perpetual had total assets of approximately $401.7 million, deposits of approximately $310.1 million and stockholders' equity of approximately $34.2 million. Following the acquisition, Perpetual will be merged with and into Commercial Federal Bank, a wholly-owned subsidiary of Commercial Federal Corporation.

This proposed acquisition, which is subject to receipt of regulatory approvals and other conditions, is expected to be completed by June 30, 1998. For additional information, see the press release dated December 15, 1997, which is attached hereto as Exhibit 99 and incorporated by reference herein.

Management of Commercial Federal has deemed this proposed acquisition not material given the estimated effect of Perpetual on Commercial Federal's financial condition and results of operations, and therefore not a transaction reportable under Item 2, "Acquisition and Disposition of Assets," of Form 8-K. Accordingly, financial statements of the business acquired and pro forma financial information relating to Item 7, "Financial Statements, Pro Forma Financial Information and Exhibits," are not required and will not be furnished.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits:
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(c)  Exhibits:

     Exhibit 99:  Press Release dated December 15, 1997

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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 COMMERCIAL FEDERAL CORPORATION
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                                 (Registrant)


Date:  December 22, 1997         /s/  James A. Laphen
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                                 James A. Laphen, President, Chief Operating
                                 Officer and Chief Financial Officer (Duly
                                 Authorized and Principal Financial Officer)

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